SOUTHERN ENERGY HOMES, INC.
Notice of 1998 Annual Meeting of Stockholders
May 20, 1998


To the Stockholders:

     The 1998 Annual Meeting of the Stockholders of SOUTHERN ENERGY HOMES, INC. will be held on Wednesday, May 20, 1998,at 10:00 A.M. at The Harbert Center Library, 2019 4th Avenue North, Birmingham, Alabama,
 for the following purposes:
     1. To elect a Board of seven Directors, to serve until the next annual meeting of stockholders and until their successors shall be elected and qualified, as more fully described in the accompanying Proxy Statement.
     2. To Consider and act upon a proposal to amend the Company's 1993 Stock Option Plan to (i) increase from
907,814 to 1,500,000 the number of shares of Common Stock reserved for issuance thereunder and (ii) conform the Plan to the provisions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.
     3. To consider and act upon any other business which may properly come before the meeting.
  The Board of Directors has fixed the close of business on April 1, 1998, as the record date for the meeting. All stockholders of record on that date are entitled to notice of and to vote at the meeting.

     PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE
ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT
THE MEETING IN PERSON.

                              By order of the Board of
Directors
                              Keith W. Brown
                              Secretary

Addison, Alabama
April 20, 1998
SOUTHERN ENERGY HOMES, INC.
PROXY STATEMENT

This Proxy Statement is furnished in connection with
                         the
solicitation of proxies by the Board of Directors of Southern Energy Homes, Inc. ( the "Corporation") for use at the 1998 Annual Meeting of Stockholders to be held on Wednesday, May 20, 1998, at the time and place set forth in the notice of the meeting, and at any adjournments thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to stockholders is April 20, 1998.

     If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the stockholder. If no instructions are specified with respect to any particular matter to be acted upon, proxies will be voted in favor thereof. Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the meeting, or by giving written notice of revocation to the Secretary of the Corporation at any time before the proxy is exercised.
 The holders of a majority in interest of all Common
                        Stock
issued, outstanding and entitled to vote are required to be present in person or to be represented by proxy at the meeting in order to constitute a quorum for transaction of business. The election of the nominees for Director will be decided by plurality vote. Abstentions and "non-votes" are counted as present in determining whether the quorum requirement is satisfied. Abstentions and "non-votes" have the same effect as votes against proposals presented to stockholders other than election of directors.
Abstentions and "non-votes" will have no effect on the election of directors. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

     The Corporation will bear the cost of the solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Corporation (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, telegraph and in person and arrange for brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals at the expense of the Corporation.
     The Corporation's principal executive offices are located at Highway 41 North, Addison, Alabama
35540 and its telephone number is (205) 747-8589.


RECORD DATE AND VOTING SECURITIES

Only stockholders of record at the close of business
                         on
April 1, 1998 are entitled to notice of and to vote at the meeting. On that date the Corporation had outstanding and entitled to vote 15,573,476 shares of Common Stock, par value $.0001 per share. Each outstanding share of the Corporation's Common Stock entitles the record holder to one vote.


PROPOSAL NO. 1
ELECTION OF DIRECTORS

     Seven Directors of the Corporation are to be elected to hold office until the next annual meeting and until their successors shall be duly elected and qualified. The persons named in the accompanying proxy will vote, unless authority is withheld, for the election of the seven nominees named below. If any of such nominees should become unavailable for election, which is not anticipated, the persons named in the accompanying proxy will vote for such substitutes as management may recommend. No nominee is related to any other nominee or to any executive officer of the Corporation or its subsidiaries, except for Wendell L. Batchelor, who is the uncle of Keith O. Holdbrooks, Executive Vice President and
Chief Operating Officer and Director of the
Corporation.


                            Year First
                            Elected a   Position With the Corporation
Name of Nominee        Age  Director    or Principal
                                        Occupation During the Past Five
                                        Years
Wendell L. Batchelor   55   1982        Chairman of the Corporation's
                                        Board since 1996.
                                        Since 1982,
                                        President, Chief
                                        Executive Officer
                                        and a Director of
                                        the Corporation.
Johnny R. Long         51   1982        Since 1982, Vice President of
                                        the Corporation and a Director.
Keith O. Holdbrooks    37   1998        Director since 1998.  Since
                                        1996, Executive
                                        Vice President and
                                        Chief Operating
                                        Officer of the
                                        Corporation.
                                        General Manager of
                                        the Corporation's
                                        Southern Homes
                                        division from 1991
                                        to 1996.

Keith W. Brown         43   1989        Chief Financial Officer of the
                                        Corporation since
                                        1982; Treasurer
                                        since January 1993;
                                        Secretary from 1982
                                        to January 1993 and
                                        from September 1993
                                        to present; and a
                                        Director since
                                        1989.

Jonathan O. Lee        46   1989        Chairman of the Corporation's
                                        Board of Directors
                                        from 1989 to 1996.
                                        President of a
                                        private equity
                                        investment firm,
                                        Lee Capital
                                        Holdings, since its
                                        formation in 1980
                                        (Now Lee Capital
                                        Holdings, LLC).
                                        Chairman of the
                                        Board of Directors
                                        of Globe
                                        Metallurgical,
                                        Inc., HSC
                                        Hospitality, Inc.,
                                        and Heritage
                                        Consumer Products
                                        LLC. Director of
                                        First Security
                                        Services
                                        Corporation, PAR
                                        Associates, Inc.,
                                        Fesil ASA, and Hyde
                                        Athletic
                                        Industries, Inc.

Joseph J. Incandela    51   1993        Since June 1991, a Managing
                                        Director of the
                                        Thomas H. Lee
                                        Company, a firm
                                        engaged in
                                        investment
                                        activities, and a
                                        consultant to the
                                        Thomas H. Lee
                                        Company since
                                        November 1989.
                                        Chairman of Amerace
                                        Corporation from
                                        1986 to 1989 and
                                        Chief Executive
                                        Officer of
                                        Conductron
                                        Corporation from
                                        1983 to 1986.
                                        Director of Morgan
                                        Grenfell SmallCap
                                        Mutual Fund.
Paul J. Evanson        56   1993        President of Florida Power and
                                        Light Co. (FPL)
                                        since January 1995.
                                        From 1992 through
                                        January 1995,
                                        Senior Vice
                                        President of
                                        Finance and Chief
                                        Financial Officer
                                        of Florida Power
                                        and Light Company
                                        and Vice President
                                        and Chief Financial
                                        Officer of FPL
                                        Group, Inc. From
                                        1988 to 1992,
                                        President and Chief
                                        Operating Officer
                                        of Lynch
                                        Corporation, a
                                        diversified
                                        company with
                                        interests in
                                        telecommunications
                                        , transportation
                                        and manufacturing.
                                        From 1986 to 1988,
                                        Executive Vice
                                        President of Moore
                                        McCormack
                                        Resources, Inc.
                                        Director of Lynch
                                        Corporation,
                                        Florida Power and
                                        Light Company, and
                                        FPL Group, Inc.
INFORMATION CONCERNING THE BOARD OF DIRECTORS

     During fiscal 1997, there were three meetings of the Board of Directors of the Corporation. All of the directors attended at least 75% of the aggregate of
(i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by Committees of the Board of Directors on which they served. The Board of Directors does not have a Nominating Committee.

     The Corporation pays Jonathan O. Lee, Joseph J.
Incandela and Paul J. Evanson $12,000 per annum, in quarterly installments, for their attendance at and participation in meetings of the Board of Directors and its Committees. The Corporation currently has no arrangement for the compensation of any of its other
Directors for their services on the Corporation's
Board of Directors or participation in Committees of the Board of Directors. The Corporation does, however, reimburse all Directors for any expenses which they may incur in attending meetings of the Board of Directors or its Committees. From 1989 to
1996, the Corporation had a Management Agreement pursuant to which Lee Capital Holdings received
$150,000 per year for management and other consulting services, plus reimbursement for certain expenses.
Jonathan O. Lee, a nominee for Director, was Chairman of the Corporation's Board of Directors and is the President of Lee Capital Holdings, LLC.

 The Board of Directors has a Compensation Committee
                        whose
members are Jonathan O. Lee, Joseph J. Incandela and
Paul J. Evanson. The Compensation Committee recommends to the Board of Directors compensation for the Corporation's key employees. The Compensation
Committee met once in 1997.

     The Board of Directors has a Stock Option
Committee, whose members are Jonathan O. Lee and Paul
J. Evanson, which administers the 1993 Stock Option
Plan. The Stock Option Committee met four times during 1997.

  The Corporation also has an Audit Committee whose
                       members
are Jonathan O. Lee, Joseph J. Incandela and Paul J.
Evanson.
The Audit Committee reviews with the Corporation's independent accountants the scope of the audit for the year, the results of the audit when completed and the independent accountants' fee for services performed. The Audit Committee also recommends independent accountants to the Board of Directors and reviews with the independent accountants the Corporation's internal accounting controls and financial management practices. During fiscal 1997, there was one meeting of the Audit Committee.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT

     The following table sets forth as of April 1,
1998 certain
information with respect to beneficial ownership of
the Corporation's Common Stock by:  (i) each person
known by the Corporation to own beneficially more
than 5% of the Corporation's Common Stock; (ii) each
of the Corporation's directors, (iii) each of the
executive officers named in the Summary Compensation
Table elsewhere in this Proxy Statement; and (iv) all
directors and executive officers as a group.  This
information is based upon information received from
or on behalf of the named individual.  Unless
otherwise noted, each person identified possesses
sole voting and investment power over the shares
listed.
                         Amount and
                         Nature of
Name of                  Beneficial          Percent of
Beneficial Owner         Ownership (2)       Class

Wendell L. Batchelor         893,946            5.6%

Johnny R. Long               780,003            4.9%

Lee Capital Holdings, LLC
   Jonathan O. Lee (1)          355,134         2.2%
   One International Place
   Suite 3040
   Boston, MA  02110

Keith W. Brown               194,430            1.2%

Keith O. Holdbrooks           94,501             *

Paul J. Evanson               21,500             *

Joseph J. Incandela           21,250             *

All executive officers and
directors as a group
          (7 persons)      2,357,014           14.9%
__________________________
*  Less than one percent

(1)       All of such shares are owned by Lee
Capital Holdings,
     LLC, a limited liability company of which Mr.
     Lee is the Managing Member. Mr. Lee has sole voting and investment power with respect to such shares. Lee Capital Holdings has pledged
     340,967 of its shares of Common Stock to Fleet
     National Bank.

(2) Includes currently exercisable options to purchase
     78,779, 21,234, 73,216, 74,953, 11,250, 11,250
     and 7,500 shares of common stock held by Messrs. Batchelor, Long, Brown, Holdbrooks,
     Evanson, Incandela, and Lee, respectively.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
PARTICIPATION

     The Corporation's Compensation Committee currently consists of Messrs. Lee, Incandela and Evanson. None of the members of the Compensation
Committee is an officer or employee of the Company or any of its subsidiaries. Mr. Lee was formerly
Chairman of the Board of Directors of the Company.

EXECUTIVE COMPENSATION

     The following table sets forth all compensation
awarded to, earned by or paid to the Corporation's
Chief Executive Officer
and each of the Corporation's Executive Officers
(other than the Chief Executive Officer) whose total
annual salary and bonus exceeded $100,000 for all
services rendered in all capacities to the
Corporation and its subsidiaries for the
Corporation's three fiscal years ended January 2,
1998.
SUMMARY COMPENSATION TABLE
Annual Compensation
                                              Other   Long-Term     All Other
Name and     Year      Salary     Bonus   Annual      Compensation  Compensation
Principal    Ended     ($)        ($)     Compen      Awards(4)($)
Position                                  sation      Securities
                                                      underlying
                                                      options
                                                      (#)(3)

Wendell L.  01/02/98  440,004    501,257 (2)           40,000           2,517
Batchelor
Chairman,   01/03/97  300,769(1) 556,331 (2)           20,029           2,277
President & CEO
            12/29/95  120,000    364,506 (2)           18,750            -0-

Johnny R. Long
            01/02/98  75,000     438,489 (2)             None            770
Executive   01/03/97  77,404     486,789 (2)             None            956
Vice        12/29/95  75,000     319,021 (2)           18,750            -0-
President

Keith W. Brown   01/02/98  135,000    438,809 (2)     40,000        1,202
Executive Vice-  01/03/97  109,904(1)  486,789 (2)     20,028        494
President,
Chief Financial  12/29/95  75,000     319,021 (2)     18,750        -0-
Officer,
Treasurer
and Secretary

Keith O.         01/02/98  150,000    438,809 (2)     40,000        525
Holdbrooks
Executive Vice-  01/03/97  75,962(1)  458,516 (2)     7,500         279
President,
and Chief        12/29/95  40,769     193,202 (2)     4,687         -0-
Operating
Officer
     _______________
(1) Effective June 14, 1996, Mr. Batchelor's base salary was increased from $10,000 to $36,667 per month, and Mr.
     Brown's base salary was increased from $6,250 to $11,250 per month. Effective October 1, 1996,
     Mr. Holdbrooks' base salary was increased from $4,167 to $12,500 per month.

(2) The aggregate amount of perquisites and other personal benefits, securities or property did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for the named executive officer.

(3) Options granted to executive officers during the periods were granted pursuant to the Corporation's 1993 Stock Option Plan, and have been adjusted for subsequent stock splits through January 2, 1998.

(4) Includes the following for 1997: (i) matching contributions made by the Corporation to its 401(k) plan during 1997 on behalf of each executive officer as follows: Messrs.
     Batchelor, Brown, Long and Holdbrooks, in the amount of $525, $525, $525, and $525, respectively; (ii) $1,992, $677,
     and $245, which represents the portion of the premium payment that is attributable to term insurance coverage for Messrs. Batchelor,
     Brown, and Long, respectively, as determined by tables supplied by the Internal Revenue
     Service.
Stock Option Plans
 The following tables set forth certain information
                        with
respect to the stock options granted to the named executive officers during the fiscal year ended
January 2, 1998 and the aggregate number and value of options exercisable and unexercisable held by the named executive officers at the end of such fiscal year.

Option Grants In Last Fiscal Year

                 Individual Grants
                                                             Potential
                                                             Realizable Value
                Number of                                    at Assumed
                Securities   % of                            Annual Rates of
                Underlying   Total                           Stock Price
                Options      Options                         Appreciation For
                Granted      Granted   Exercise   Expiration Option Term (2)
Name                         to        Price
                    (#)      Fiscal    $/Share    Date        5%($)  10%($)
                             Year
Wendell L.      40,000(1)    21%        7.33      6/23/07   269,150 601,641
Batchelor


Johnny R. Long     None(1)    0%         --        --         --       --

Keith W. Brown   40,000(1)   21%       7.33       6/23/07   269,150 601,641

Keith O.         40,000(1)   21%       7.33       6/23/07   269,150 601,641
Holdbrooks



(1)  Options are exercisable upon grant.
(2) The 0%, 5% and 10% assumed rates of annual compounded stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.


Aggregated Option Exercises in Last Fiscal Year and
Fiscal Year-End Option Values

                                          Number of           Value of
                      Shares    Value     Securities          Unexercised In-
                      Acquired  Realized  Underlying          the-Money
Name                  on                  Unexercised         Options at
                      Exercise  ($)(1)    Options at          1/2/98($)(2)
                      (#)                 1/2/98(#)           Exercisable/Unex
                                          Exercisable/        exercisable
                                          Unexercisable
Wendell L. Batchelor  -0-         -0-      78,779/-0-         78,092/-0-

Johnny R. Long        -0-         -0-      18,750/-0-         21,234/-0-

Keith W. Brown        -0-         -0-      78,778/-0-         73,216/-0-

Keith O. Holdbrooks   -0-         -0-      84,999/-0-         80,261/-0-



(1) The "value realized" reflects the appreciation on the date of exercise (based on the excess of the fair market value of the shares on the date of exercise over the exercise price). However, because the executive officers may keep the shares they acquired upon the exercise of the options (or sell them at a different price), these amounts do not necessarily reflect cash realized upon the sale of those shares.

(2)  Based on the closing price of the Company's
     Common Stock on January 2, 1998 on the Nasdaq
     National Market of $8.0625 minus the respective option exercise prices.
Employment Agreements

     The Corporation has entered into employment agreements, dated as of June 8, 1989 and amended as of July 1, 1993 and June 14, 1996, with each of
Wendell L. Batchelor and Keith W. Brown. The
Corporation also entered into an employment agreement dated as of July 1, 1993 with Johnny R. Long. Mr.
Batchelor's agreement provides that he shall serve as President and Chief Executive Officer of the
Corporation at a base salary of $36,667 per month. In addition to his base salary, Mr. Batchelor is entitled to receive monthly incentive bonus compensation in an amount equal to 2% of the Corporation's monthly net operating income before interest expenses, taxes and amortization for organizational expenses, goodwill and covenants not to compete, and without reduction for any management fees payable to Lee Capital Holdings ("Net Income").
Such bonus was approximately $501,257 for the year ended January 2, 1998.

Mr. Long's agreement provides that he shall serve as
                        Vice
President in charge of purchasing of the Corporation at a base salary of $6,250 per month. In addition to his base salary, Mr. Long is entitled to receive monthly incentive bonus compensation in an amount equal to 1.75% of the Corporation's monthly Net
Income. Such bonus was approximately $438,489 for the year ended January 2, 1998.

     Mr. Brown's agreement provides that he shall serve as Chief Financial Officer and Controller of the Corporation at a base salary of $11,250 per month. In addition to his base salary, Mr. Brown is entitled to receive monthly bonus compensation payable in an amount equal to 1.75% of the Corporation's monthly Net Income. Such bonus was approximately $438,809 for the year ended January 2, 1998.

     Each of the employment agreements automatically renews for successive one-year periods unless sooner terminated by the specified executive or the Corporation by notice not less than 90 days prior to the date of renewal or by the Corporation immediately for "cause" or for other than "cause" upon 30 days' prior notice. Each of the employment agreements provides for the payment of severance of up to six months' base salary payable in six equal monthly installments in the event the executive is terminated by the Corporation.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE
COMPENSATION

     Since the Corporation became a public company on March 12,
1993, its executive compensation program has been administered by the Compensation Committee of the Board of Directors (the "Committee"). No officers of the Corporation are members of the Committee.
     Since the Corporation's Executive Officers are compensated pursuant to employment contracts, the Committee's deliberations involve a determination as to whether the contracts should be amended to change the compensation or other terms thereof, and whether to permit the contracts to automatically renew for successive one year periods.
     The compensation paid to executive officers pursuant to the employment contracts consists of a combination of base salaries and monthly bonuses.
The bonus compensation payable under the contracts is tied to the Corporation's "net income" as defined under the contracts and accordingly is intended to reward the executive officers for improvements in the Corporation's financial results. A significant component of the executive officers' compensation is the bonuses, and accordingly their compensation is in large measure directly related to the financial performance of the Corporation as measured by its net income, as so defined. See "Executive Compensation -
Employment Agreements."
 In its deliberations with respect to the review of
                         the
employment contracts, the Committee considered the past performance of the officers, their level of responsibilities, and the Committee's view of the level of compensation necessary to attract and retain talented individuals in the competitive environment in which the Corporation operates. The Committee assigned no particular weight to any one factor, and viewed the deliberations as an exercise of subjective judgment on the part of the Committee.

    The executive officers of the Corporation are
                     eligible to
receive options under the Corporation's 1993 Stock
Option Plan. For the fiscal year ended January 2,
1998, options to purchase 120,000 shares were issued to executive officers of the Corporation.

Compensation of Wendell Batchelor, Chairman,
President and Chief Executive Officer

The Committee established the compensation of Wendell
                         L.
Batchelor, President and Chief Executive Officer of the Corporation for the fiscal year ended January 3, 1998, using the same criteria that were used to determine the compensation of other executive officers, as described above. Mr. Batchelor received a salary of $440,004 and a bonus of $501,257 (2% of Net Income) for the fiscal year ended January 2, 1998, in accordance with his employment agreement.
This bonus was intended to reward Mr. Batchelor for his role in the performance by the Corporation. The
Corporation's net income for the year ended January
2, 1998 decreased 25% over net income for the year ended January 3, 1997.

     The foregoing report has been approved by all

members of the Committee.

                                        COMPENSATION COMMITTEE

                                        Jonathan O. Lee

                                        Joseph J. Incandela

                                        Paul J. Evanson

COMPARATIVE PERFORMANCE GRAPH
     The following performance graph and table compare the cumulative total return to shareholders on the Corporation's Common Stock with the cumulative total return of the Standard & Poor's 500 Composite
Stock Price Index ("S&P 500 Index") and a peer group
(the "Peer Group") of companies selected by the Corporation whose primary business is manufactured housing. The Peer Group consists of the following companies: Cavalier Homes, Inc., Cavco Industries,
Inc., Champion Enterprises, Inc., Clayton Homes,
Inc., Fleetwood Enterprises, Kit Manufacturing,
Liberty Homes - Class A, Nobility Homes, Inc.,
Oakwood Homes Corporation, Schult Homes Corp. and
Skyline Corporation. It should be noted that the companies in the Peer Group are not perfectly comparable to the Corporation. Certain of the companies are either much larger or much smaller than the Corporation; some are involved in the production of manufactured housing and recreational vehicles;
and some are vertically integrated to a much greater extent than the Corporation and engage, for instance, in more significant retail sales and local development activities.
     The graph and the table assume $100.00 was invested on March 12, 1993 in each of the Corporation's Common Stock, the S&P 500 Index and in the Peer Group and also assumes reinvestment of dividends. The 1997 cumulative returns were as follows:
Southern Energy Homes, Inc., $115.38; S&P 500 Index,

$243.63 and Peer Group, $213.91.

[COMPARATIVE GRAPH GOES HERE] COMPARISON OF CUMULATIVE RETURNS

Measurement Period

                    Base     December  December  December  December   December
Company Name/Index  Period
                    12 March     1993     1994      1995       1996      1997
                    93

Southern Energy     100        145.19    85.57    168.27     165.86    115.38
Homes, Inc.
S&P 500 Index       100        106.58   107.99    148.57     182.68    243.63
Peer Group          100        113.99    99.96    158.29     161.79    213.91


PROPOSAL NO. 2
PROPOSAL TO AMEND THE COMPANY'S
1993 STOCK OPTION PLAN

  The purpose of the 1993 Stock Option Plan (the "1993
                         Plan")
is to encourage ownership of the stock of the Company by employees and advisors of the Company and its subsidiaries, to induce qualified personnel to enter and remain in the employ of the Company or its subsidiaries and otherwise to provide additional incentives for option holders to promote the success of the Company's business. The Board of Directors has approved an amendment of the 1993 Plan, subject to stockholder approval, to increase the number of shares of Common Stock reserved for issuance thereunder from 907,814 to 1,500,000 shares.

     The 1993 Plan, is administered by a committee
(the "Committee") consisting (1) solely of two or more
"non-employee" directors, as defined from time to time in Rule 16b-3, or (2) the Board of Directors of the Company. Generally, a "non-employee" director under Rule 16b-3 means a director who is not an employee of the issuer and who does not receive compensation from the issuer, except as a director. Subject to the terms of the 1993 Plan, the Committee determines the persons to whom options are granted, the number of shares covered by the option, the term of any option, and the time during which any option is exercisable. The options granted under the 1993 Plan generally vest over a period of two years to three years.

    Under the 1993 Plan, the Company may grant both
                       incentive
stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as it may be amended from time to time ("incentive stock options"), and other options which are not qualified as incentive stock options ("nonqualified stock options").
Incentive stock options may only be granted to persons who are officers and key employees of the Company or of any subsidiary. Nonqualified stock options may be granted to persons who are officers, key employees and advisors of the Company or of any of its subsidiaries.
Under the current terms of the 1993 Plan, members of the Board of Directors who are members of the Committee are not eligible to participate in the 1993
Plan.

  There are approximately 40 persons who the Company
                         would
consider to be officers, key employees and advisors of the Company and therefore eligible to participate in the 1993 Plan.

     Options under the 1993 Plan may not be granted after January 13, 2003. No option under the 1993 Plan may be exercised subsequent to ten years from the date of grant (five years after the date of grant for incentive stock options granted to holders of more than 10% of the Company's Common Stock).

     No incentive stock option granted pursuant to the 1993 Plan may be exercised more than three months after the option holder ceases to be an employee of the Company, except that in the event of death or permanent and total disability of the option holder, the option may be exercised for a period of up to one year after the date of such death or permanent and total disability.

     Nonqualified stock options may be granted at an exercise price greater or lower than the fair market value of the Common Stock on the date of grant in the discretion of the Committee. Incentive stock options, however, may not be granted at less than the fair market value of the Common Stock and may be granted to holders of more than 10% of the Common Stock only at an exercise price of at least 110% of the fair market value of the Common Stock on the date of grant.

In order to assist an option holder in the acquisition
                          of
shares of Common Stock pursuant to the exercise of an option granted under the 1993 Plan, the Committee may authorize payment in cash, by delivery of shares of Common Stock having a fair market value equal to the purchase price of the shares, or any combination of cash and stock.

     Currently, a total of 907,814 shares of Common
Stock are reserved for issuance under the 1993 Plan, subject to adjustment for recapitalization, reclassification, stock split, stock combination, stock dividend, or certain other corporate reorganizations. Currently, a total of 300,869 shares are available for issuance under the 1993 Plan, as options to purchase 606,945 shares have previously been granted. The Board of Directors has approved an amendment to the 1993 Plan, subject to stockholder approval, to increase the number of shares of Common Stock available for issuance thereunder from 907,814 shares to 1,500,000 shares. Shares issued under the 1993 Plan may include either authorized but unissued shares of Common Stock or treasury shares.
Shares subject to an option that ceases to be exercisable for any reason will be available for subsequent option grants.

     The Company has not granted any options under the 1993 Plan which are subject to stockholder approval of the proposed amendment of the 1993 Plan.

 As of April 9, 1998, options to purchase an aggregate
                          of
606,945 shares of Common Stock have been granted under the 1993 Plan, including options to the named executive officers as follows: 78,779 shares to Wendell L. Batchelor, Chairman, President, Chief
Executive Officer, and a nominee for director, at an average exercise price of $7.08, 78,778 shares to Keith W. Brown, Executive Vice President, Chief
Financial Officer, Treasurer, Secretary, and a nominee for director, at an average exercise price of $7.13, 18,750 shares to Johnny R. Long, Executive Vice
President and a nominee for director, at an average exercise price of $6.93, and 84,999 shares to Keith 0.
Holdbrooks, Executive Vice President, Chief Operating
Officer and a nominee for director, at an average exercise price of $7.12. As of April 9, 1998, options to purchase an aggregate of 261,306 shares have been granted under the 1993 Plan to all current executive officers as a group, no options had been granted under the 1993 Plan to directors who are not executive officers, and options to purchase an aggregate of 345,639 shares have been granted to all employees, including all current officers who are not executive officers, as a group.

     The closing price of the Company's Common Stock on April 9, 1998 was $12.625.

     Options granted under the 1993 Plan may not be assigned or transferred except by will or the laws of descent and distribution or pursuant to a "qualified domestic relations order" as defined by the Internal
Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

     The Board of Directors may amend, suspend or terminate the 1993 Plan; provided, however, that the Board of Directors may not without stockholder approval increase the number of shares of Common Stock for which options may be granted, change the designation of the class of persons eligible to receive options, or make any other change in the 1993
Plan which requires stockholder approval under applicable law, rules, or regulations, including any approval requirement which is a prerequisite for exemptive relief under Rule 16b-3, as it may be amended from time to time.

Federal Income Tax Consequences of the 1993 Plan

     The following general discussion of the Federal income tax consequences of options granted under the 1993 Plan is based upon the provisions of the Internal
Revenue Code as in effect on the date hereof, current regulations thereunder, and existing public and private administrative rulings of the Internal Revenue
Service. This discussion is not intended to be a complete discussion of all of the Federal income tax consequences of the 1993 Plan or of all the requirements which must be met in order to qualify for the tax treatment described herein. Changes in the law and regulations may modify the discussion, and in some cases, the changes may be retroactive. No information is provided as to state tax laws. The 1993 Plan is not qualified under Section 401 of the Code, nor is it subject to the provisions of ERISA.

     Incentive Stock Options Under the 1993 Plan. An option holder generally will not recognize taxable income upon either the grant or the exercise of an incentive stock option. However, under certain circumstances, there may be alternative minimum tax or other tax consequences, as discussed below.

     An option holder will recognize taxable income upon the disposition of the shares received upon exercise of an incentive stock option. Any gain recognized upon the disposition that is not a "disqualifying disposition" (as defined below) will be taxable as long-term capital gain.

A "disqualifying disposition" means any disposition of shares acquired on the exercise of an incentive stock option within two years of the date the option was granted or within one year of the date the shares were issued to the option holder.
The use of shares acquired pursuant to the exercise of an incentive stock option to pay the option price under another incentive stock option is treated as a disposition for this purpose. In general, if an option holder makes a disqualifying disposition, an amount equal to the excess of (i) the lesser of (a) the fair market value of the shares on the date of exercise, or (b) the amount actually realized over
(ii) the option exercise price will be taxable as ordinary income and the balance of the gain recognized, if any, will be taxable as either long-term or short-term capital gain, depending on the optionee's holding period for the shares. In the case of gift or certain other transfers, the amount of ordinary income taxable to the optionee is not limited to the amount of gain which would be recognized in the case of a sale. Instead, it is equal to the excess of fair market value of the shares on the date of exercise over the option exercise price.

     Officers and directors of the Company generally will be subject to Section 16(b) of the Securities
Exchange Act of 1934 ("Section 16(b)") upon the sale of shares of Common Stock. In the case of a disqualifying disposition of shares acquired pursuant to the exercise of an incentive stock option, the date on which the fair market value of the shares is determined will be postponed. The IRS regulations have not yet been amended to conform with the recently revised rules under Section 16(b). However, it is generally anticipated that the date of recognition
(the "Recognition Date") will be the earlier of (i) six months after the date the option was granted, or
(ii) the first day on which the sale of the shares would not subject the individual to liability under
Section 16(b).  It is possible that the six month
period will instead run from the option holder's most recent grant or purchase of Common Stock prior to his or her exercise of the option. The option holder will generally recognize ordinary taxable income on the Recognition Date in an amount equal to the excess of the fair market value of the shares at that time over the exercise price. Despite these general rules, if the Recognition Date is after the date of exercise, then the option holder may make an election pursuant to Section 83(b) of the Code. In this case, the option holder will recognize ordinary taxable income at the time the option is exercised and not on the later date. In order to be effective, the 83(b) election must be filed with the Company and the Internal Revenue Service within 30 days of exercise.

     In general, in the year an incentive stock option is exercised, the holder must include the excess of the fair market value of the shares issued upon exercise over the exercise price in the calculation of alternative minimum taxable income. The application of the alternative minimum tax rules for an option holder subject to Section 16(b) or who receives shares that are not "substantially divested" are more complex and may depend upon whether the holder makes a Section
83(b) election as described above.

     The Company will not be entitled to any deduction with respect to the grant or exercise of an incentive stock option provided the holder does not make a disqualifying disposition.
If the option holder does make a disqualifying disposition, the Company will generally be entitled to a deduction for Federal income tax purposes in an amount equal to the taxable income recognized by the holder, provided the Company reports the income on a Form W-2 or 1099, whichever is applicable, that is timely provided to the option holder and filed with the IRS.

     Nonqualifying Stock Options Under the 1993 Plan.
The recipient of a nonqualifying stock option under the 1993 Plan will not recognize any taxable income at the time the option is granted.

     Upon exercise, the option holder will generally recognize ordinary taxable income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price. Upon a subsequent sale of the shares, long-term or short-term (depending on the holding period) gain or loss will generally be recognized equal to the difference between the amount realized and the fair market value of the shares on the date of exercise.
If shares of Common Stock are used to pay the exercise price, in whole or in part, the option holder will recognize no gain or loss for Federal income tax purposes on the shares surrendered, and the tax consequences will be similar to the treatment that applies in the case of a disqualifying disposition of the shares. To the extent the shares acquired upon exercise are equal in number to the shares surrendered, the basis of the shares received will be equal to the basis of the shares surrendered. The basis of shares received in excess of the shares surrendered upon exercise will be equal to the fair market value of the shares on the date of exercise, and the holding period for the shares received will commence on that date.

     The Company will generally be entitled to a compensation deduction for Federal income tax purposes in an amount equal to the taxable income recognized by the option holder, provided the Company reports the income on a Form W-2 or 1099, whichever is applicable, that is timely provided to the option holder and filed with the IRS.

Vote Required to amend the 1993 Plan.

     An affirmative vote by the holders of a majority of the outstanding Common Stock entitled to vote at the annual meeting is required to adopt the proposal to amend the 1993 Plan.

     The Board of Directors recommends that the stockholders vote "FOR" the proposed amendment to the 1993 Plan.


CERTAIN TRANSACTIONS

 In January 1993, the Corporation reincorporated as a Delaware corporation by merging its predecessor, an Alabama corporation also known as Southern Energy
Homes, Inc. ("SEH
Alabama"), into the Corporation. As the surviving corporation, the Corporation assumed all of the obligations of SEH Alabama.

     On June 8, 1989, Lee Capital Holdings, then a
Massachusetts general partnership (now Lee Capital
Holdings, LLC), and two of its employees (the "Lee
Group"), acquired 60% of the outstanding capital stock of SEH Alabama in a leveraged buyout (the
"Acquisition"). The Acquisition was effected through the purchase of the stock of SEH Alabama by a newly formed corporation, SEH Acquisition Corp., 60% of which was owned by the Lee Group and 40% of which was owned by certain stockholders and members of SEH
Alabama's management group.

     In 1989, the Corporation entered into a
Management Agreement pursuant to which Lee Capital
Holdings received, until May 1996, $150,000 per year for management and other consulting services plus reimbursement for certain expenses. See "Compensation
Committee Interlocks and Insider Participation."

     Since March 30, 1991, the Corporation has sold homes to a development company which has developed a residential subdivision in Gardendale, Alabama. This development company was until
December, 1995 controlled by Wendell L. Batchelor and his brotherin-law, Clinton O. Holdbrooks. In December of 1995, Wendell L. Batchelor transferred his one-third interest in the development company to his two children, and Clinton O. Holdbrooks transferred his one-third interest in the development company to his two children, one of whom is Keith O.
Holdbrooks, Executive Vice President, Chief Operating
Officer and Director of the Corporation. For the fiscal year ended January 2, 1998, sales to this development company were approximately $273,000.
Transactions with the development company have been at prices and on terms no less favorable to the Corporation than transactions with independent third parties.


APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed Arthur
Andersen LLP as independent public accountants to examine the consolidated financial statements of the Corporation and its subsidiaries for the fiscal year ended January 1, 1999.

 A representative of Arthur Andersen LLP is expected
                        to be
present at the meeting and will have the opportunity to make a statement if he or she so desires and to respond to appropriate questions. The engagement of Arthur Andersen LLP was approved by the Board of Directors at the recommendation of the Audit
Committee of the Board of Directors.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING
COMPLIANCE

     Section 16(a) of the Securities Exchange Act of
1934 requires the Corporation's officers and Directors and persons owning more than 10% of the outstanding Common Stock of the Corporation to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers,
Directors and greater than 10% holders of Common
Stock are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

     Based solely on copies of such forms furnished as provided above, or written representations that no Forms 5 were required, the Corporation believes that during the year ended January 2, 1998, all Section
16(a) filing requirements applicable to its officers, Directors and owners of greater than 10% of its Common Stock were complied with, except as follows: Keith O. Holdbrooks, Executive Vice
President and Chief Operating Officer, filed a Form
4, Statement of Changes Beneficial of Ownership of
Securities, to report three transactions which should have been reported on an earlier Form 4.
DEADLINES FOR SUBMISSION OF STOCKHOLDER PROPOSALS

   Under regulations adopted by the Securities and
                      Exchange
Commission, any proposal submitted for inclusion in the Corporation's Proxy Statement relating to the Annual Meeting of Stockholders to be held in 1998 must be received at the Corporation's principal executive offices in Addison, Alabama on or before January 12, 1997. Receipt by the Corporation of any such proposal from a qualified stockholder in a timely manner will not ensure its inclusion in the proxy material because there are other requirements in the proxy rules for such inclusion.


OTHER MATTERS

     Management knows of no matters which may properly be and are likely to be brought before the meeting other than the matters discussed herein.
However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.
INCORPORATION BY REFERENCE

     To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Corporation under the Securities Act of 1933, as amended, or the Securities
Exchange Act of 1934, as amended, the sections of the Proxy Statement entitled "Compensation Committee
Report on Executive Compensation" and "Comparative
Performance Graph" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.


10-K REPORT

THE CORPORATION WILL PROVIDE EACH BENEFICIAL OWNER OF
                         ITS
SECURITIES WITH A COPY OF AN ANNUAL REPORT ON FORM 10-
K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES
THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION FOR THE CORPORATION'S MOST RECENT
FISCAL YEAR, WITHOUT CHARGE, UPON RECEIPT OF A
WRITTEN REQUEST FROM SUCH PERSON.  SUCH REQUEST
SHOULD BE SENT TO KEITH W. BROWN, SOUTHERN ENERGY
HOMES, INC., HIGHWAY 41 NORTH, ADDISON, ALABAMA
35540.


VOTING PROXIES

     The Board of Directors recommends an affirmative vote on all proposals specified. Proxies will be voted as specified. If signed proxies are returned without specifying an affirmative or negative vote on any proposal, the shares represented by such proxies will be voted in favor of the Board of Directors' recommendations.
                                   By order of the
Board of Directors
                                   Keith W. Brown,
Secretary Addison, Alabama

April 20, 1998



APPENDIX 1

SOUTHERN ENERGY HOMES, INC.
1993 AMENDED AND RESTATED STOCK OPTION PLAN
     1.   Purpose of the Plan.
This stock option plan (the "Plan") is intended to encourage ownership of the stock of Southern Energy
Homes, Inc. (the "Company") by employees and advisors of the Company and its subsidiaries, to induce qualified personnel to enter and remain in the employ of the Company or its subsidiaries and otherwise to provide additional incentive for optionees to promote the success of its business.
     2.   Stock Subject to the Plan.
     (a)  The total number of shares of the
authorized but unissued or Treasury shares of the common stock, $.0001 par value, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed One Million
Five Hundred Thousand (1,500,000) shares, subject to adjustment as provided in Section 12 hereof.
(b) If an option granted or assumed hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for subsequent option grants under the Plan.
(c) Stock issuable upon exercise of an option granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Committee
(as constituted and described in Section 3 hereof).
     3.   Administration of the Plan.
The Plan shall be administered by the Board of Directors or by a Committee of the Board of Directors consisting solely of two or more "non-employee directors," as defined from time to time in Rule 16b-
3 promulgated under the Securities Exchange Act of 1934, who shall be designated by the Board of Directors of the Company (the administering body is hereafter referred to as the "Committee"). The Board of Directors may from time to time appoint a member or members of the Committee in substitution for or in addition to the member or members then in office and may fill vacancies on the Committee however caused.
The Committee shall choose one of its members as Chairman and shall hold meetings at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum and any action may be taken by a majority of those present and voting at any meeting. Any action may also be taken without the necessity of a meeting by a written instrument signed by a majority of the Committee. The decision of the Committee as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Committee shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement granted hereunder in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No Committee member shall be liable for any action or determination made in good faith.
     4.   Type of Options.
Options granted pursuant to the Plan shall be authorized by action of the Committee of the Company and may be designated as either incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986 (the "Code") or non-qualified options which are not intended to meet the requirements of such Section 422 of the Code, the designation to be in the sole discretion of the Committee.
     5.   Eligibility.
Options designated as incentive stock options may be granted only to officers and key employees of the Company or of any subsidiary corporation (herein called "subsidiary" or "subsidiaries"), as defined in
Section 424 of the Code and the Treasury Regulations promulgated thereunder. Options designated as non-qualified options may be granted to officers, key employees and advisors of the Company or of any of its subsidiaries.
In determining the eligibility of an individual or person to be granted an option, as well as in determining the number of shares to be optioned to any individual or person, the Committee shall take into account the position and responsibilities of the individual or person being considered, the nature and value to the Company or its subsidiaries of his or her or its service and accomplishments, his or her or its present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Committee may deem relevant.
No option designated as an incentive stock option shall be granted to any employee of the Company or any subsidiary if such employee owns, immediately prior to the grant of an option, stock representing more than 10% of the voting power or more than 10% of the value of all classes of stock of the Company or a parent or a subsidiary, unless the purchase price for the stock under such option shall be at least 110% of its fair market value at the time such option is granted and the option, by its terms, shall not be exercisable more than five years from the date it is granted. In determining the stock ownership under this paragraph, the provisions of Section 424(d) of the Code shall be controlling. In determining the fair market value under this paragraph, the provisions of Section 7 hereof shall apply.
     6.   Option Agreement.
Each option shall be evidenced by an option agreement
(the "Agreement") duly executed on behalf of the Company and by the optionee to whom such option is granted, which Agreement shall comply with and be subject to the terms and conditions of the Plan. The Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Committee, provided that options designated as incentive stock options shall meet all of the conditions for incentive stock options as defined in Section 422 of the Code. The date of grant of an option shall be as determined by the Committee. More than one option may be granted to an individual or person.
     7.   Option Price.
The option price or prices of shares of the Company's
Common Stock for options designated as non-qualified stock options shall be as determined by the Committee. The option price or prices of shares of the Company's Common Stock for incentive stock options shall be the fair market value of such Common
Stock at the time the option is granted as determined by the Committee in accordance with the Treasury
Regulations promulgated under Section 422 of the Code. If such shares are then listed on any national securities exchange, the fair market value shall be the mean between the high and low sales prices, if any, on the largest such exchange on the date of the grant of the option or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section
25.2512-2. If the shares are not then listed on any such exchange, the fair market value of such shares shall be the mean between the high and low sales prices, if any, as reported in the National
Association of Securities Dealers Automated Quotation
System National Market System ("NASDAQ/NMS") for the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If the shares are not then either listed on any such exchange or quoted in NASDAQ/NMS, the fair market value shall be the mean between the average of the "Bid" and the average of the "Ask" prices, if any, as reported in the National
Daily Quotation Service for the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section
25.2512-2. If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Committee.
     8.   Manner of Payment; Manner of Exercise.
     (a) Options granted under the Plan may provide for the payment of the exercise price by delivery of
(i) cash or a check payable
to the order of the Company in an amount equal to the exercise price of such options, (ii) shares of Common
Stock of the Company owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, or (iii) any combination of (i) and (ii), provided, however, that payment of the exercise price by delivery of shares of Common Stock of the Company owned by such optionee may be made only under such circumstances and on such terms as may from time to time be established by the Committee. The fair market value of any shares of the Company's Common Stock which may be delivered upon exercise of an option shall be determined by the Committee in accordance with Section 7 hereof. With the consent of the Committee, payment may also be made by delivery of a properly executed exercise notice to the Company, together with a copy of irrevocable instruments to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.
(b) To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares as provided in subparagraph (a) above. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the option at such time, during ordinary business hours, not more than thirty (30) days from the date of receipt of the notice by the Company, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the option.
     9.   Exercise of Options.
Each option granted under the Plan shall, subject to
Section 10(b) and Section 12 hereof, be exercisable at such time or times and during such period as shall be set forth in the Agreement; provided, however, that no option granted under the Plan shall have a term in excess of ten (10) years from the date of grant. To the extent that an option to purchase shares is not exercised by an optionee when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period. No partial exercise may be made for less than fifty (50) full shares of Common Stock.
     10.  Term of Options; Exercisability.
     (a)  Term.
          (1)  Each option shall expire not more than ten
(10) years from the date of the granting thereof, but shall be subject to earlier termination as herein provided.
Except as otherwise provided in this Section 10, an option granted to any employee optionee who ceases to be an employee of the Company or one of its subsidiaries shall terminate on the last day of the third month after the date such optionee ceases to be an employee of the Company or one of its subsidiaries, or on the date on which the option expires by its terms, whichever occurs first.
          (2) If such termination of employment is because of dismissal for cause or because the employee is in breach of any employment agreement, such option will terminate on the date the optionee ceases to be an employee of the Company or one of its subsidiaries.
(3) If such termination of employment is because the optionee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), such option shall terminate on the last day of the twelfth month from the date such optionee ceases to be an employee, or on the date on which the option expires by its terms, whichever occurs first.
(4) In the event of the death of any optionee, any option granted to such optionee shall terminate on the last day of the twelfth month from the date of death, or on the date on which the option expires by its terms, whichever occurs first.
     (b)  Exercisability.
          (1)  Except as provided below, an option
granted to an employee optionee who ceases to be an employee of the Company or one of its subsidiaries shall be exercisable only to the extent that the right to purchase shares under such option has accrued and is in effect on the date such optionee ceases to be an employee of the Company or one of its subsidiaries.
(2) An option granted to an employee optionee who ceases to be an employee of the Company or one of its subsidiaries because he or she has become permanently disabled, as defined above, shall be exercisable to the full number of shares covered by such option.
(3) In the event of the death of any optionee, the option granted to such optionee may be exercised to the full number of shares covered thereby, whether or not under the provisions of Section 9 hereof the optionee was entitled to do so at the date of his or her death, by the estate of such optionee, or by any person or persons who acquired the right to exercise such option by bequest or inheritance or by reason of the death of such optionee.
     11.  Options Not Transferable.
The right of any optionee to exercise any option granted to him or her or it shall not be assignable or transferable by such optionee otherwise than by will or the laws of descent and distribution, or (solely with respect to non-qualified stock options) pursuant to a qualified domestic relations order, as defined by the Code or Title I of the Employee
Retirement Income Security Act, or the rules thereunder, and any such option shall be exercisable during the lifetime of such optionee only by him, her or it. Any option granted under the Plan shall be null and void and without effect upon the bankruptcy of the optionee to whom the option is granted, or upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, divorce, except as provided above with respect to non-qualified stock options, trustee process or similar process, whether legal or equitable, upon such option.
12.  Recapitalizations, Reorganizations and the Like.
     (a) In the event that the outstanding shares of the Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock splitup, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which options may be granted under the Plan and as to which outstanding options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the optionee shall be maintained as before the occurrence of such event;
such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.
(b) In addition, unless otherwise determined by the Committee in its sole discretion, in the case of any
(i) sale or conveyance to another entity of all or substantially all of the property and assets of the Company or (ii) Change in Control (as hereinafter defined) of the Company, the purchaser(s) of the Company's assets or stock may, in his, her or its discretion, deliver to the optionee the same kind of consideration that is delivered to the shareholders of the Company as a result of such sale, conveyance or Change in Control, or the Committee may cancel all outstanding options in exchange for consideration in cash or in kind, which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise been made prior to such sale, conveyance or Change in Control, less the option price therefor. Upon receipt of such consideration by the optionee, his or her or its option shall immediately terminate and be of no further force and effect. The value of the stock or other securities the optionee would have received if the option had been exercised shall be determined in good faith by the Committee of the Company, and in the case of shares of the Common Stock of the Company, in accordance with the provision of Section
7 hereof. The Committee shall also have the power and right to accelerate the exercisability of any options, notwithstanding any limitations in this Plan or in the Agreement upon such a sale, conveyance or Change in Control. Upon such acceleration, any options or portion thereof originally designated as incentive stock options that no longer qualify as incentive stock options under Section 422 of the Code as a result of such acceleration shall be redesignated as non-qualified stock options. A
"Change in Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than fifty percent
(50%) of the then outstanding Common Stock of the Company, shall acquire such additional shares of the Company's Common Stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own fifty percent (50%) or more of the Company's Common Stock outstanding.
(c) Upon dissolution or liquidation of the Company, all options granted under this Plan shall terminate, but each optionee shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her option to the extent then exercisable.
(d)  If by reason of a corporate merger,
consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the
Committee shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Committee may grant an option or options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new option for the old option, in conformity with the provisions of such Section 424(a) of the Code and the Treasury Regulations thereunder, and any such option shall not reduce the number of shares otherwise available for issuance under the Plan.
(e) No fraction of a share shall be purchasable or deliverable upon the exercise of any option, but in the event any adjustment hereunder of the number of shares covered by the option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.
     13.  No Special Employment Rights.
Nothing contained in the Plan or in any option granted under the Plan shall confer upon any option holder any right with respect to the continuation of his or her employment by the Company (or any subsidiary) or interfere in any way with the right of the Company (or any subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the option holder from the rate in existence at the time of the grant of an option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee at the time.
     14.  Withholding.
The Company's obligation to deliver shares upon the exercise of any non-qualified option granted under the Plan shall be subject to the option holder's satisfaction of all applicable Federal, state and local income and employment tax withholding requirements. The Company and employee may agree to withhold shares of Common Stock purchased upon exercise of an option to satisfy the above-mentioned withholding requirements. With the approval of the Committee, which it shall have sole discretion to grant, and on such terms and conditions as the Committee may impose, the option holder may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the amount of tax to be withheld. The
Committee shall also have the right to require that shares be withheld from delivery to satisfy such condition.
     15.  Restrictions on Issue of Shares.
     (a) Notwithstanding the provisions of Section 8, the Company may delay the issuance of shares covered by the exercise of an option and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:
          (i)  The shares with respect to which such
option has been exercised are at the time of the issue of such shares effectively registered or qualified under applicable Federal and state securities acts now in force or as hereafter amended; or
(ii) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration and qualification under applicable
Federal and state securities acts now in force or as hereafter amended.
     (b)  It is intended that all exercises of
options shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to qualify shares or to cause a registration statement or a posteffective amendment to any registration statement to be prepared for the purpose of covering the issue of shares in respect of which any option may be exercised, except as otherwise agreed to by the Company in writing.
     16. Purchase for Investment; Rights of Holder on Subsequent Registration.
Unless the shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, the Company shall be under no obligation to issue any shares covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she or it is acquiring the shares issued pursuant to such exercise of the option for his or her or its own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she or it will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued. In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the Securities Act of 1933 or other applicable statutes any shares with respect to which an option shall have been exercised, or to qualify any such shares for exemption from the Securities Act of 1933 or other applicable statutes, then the Company may take such action and may require from each optionee such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors and controlling persons from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.
     17.  Loans.
The Company may not make loans to optionees to permit them to exercise options.

     18.  Modification of Outstanding Options.
The Committee may authorize the amendment of any outstanding option with the consent of the optionee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of this Plan.
     19.  Approval of Stockholders.
The Plan shall be subject to approval by the vote of stockholders holding at least a majority of the voting stock of the Company voting in person or by proxy at a duly held stockholders' meeting, or by written consent of all the stockholders, within twelve (12) months after the adoption of the Plan by the Board of Directors and shall take effect as of the date of adoption by the Board of Directors upon such approval. The Committee may grant options under the Plan prior to such approval, but any such option shall become effective as of the date of grant only upon such approval and, accordingly, no such option may be exercisable prior to such approval.
     20.  Termination and Amendment.
Unless sooner terminated as herein provided, the Plan shall terminate ten (10) years from the date upon which the Plan was duly adopted by the Board of Directors of the Company. The Board of Directors may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that except as provided in this Section 20, the Board of Directors may not, without the approval of the stockholders of the Company obtained in the manner stated in Section 19, increase the maximum number of shares for which options may be granted or change the designation of the class of persons eligible to receive options under the Plan, or make any other change in the Plan which requires stockholder approval under applicable law or regulations, including any approval requirement which is a prerequisite for exemptive relief under Section 16 of the Securities Exchange Act of 1934. The Committee may grant options to persons subject to Section 16(b) of the Securities and Exchange Act of 1934 after an amendment to the Plan by the Board of Directors requiring stockholder approval under Section 20, but any such option shall become effective as of the date of grant only upon such approval and, accordingly, no such option may be exercisable prior to such approval. The Committee may terminate, amend or modify any outstanding option without the consent of the option holder, provided, however, that, except as provided in Section 12, without the consent of the optionee, the Committee shall not change the number of shares subject to an option, nor the exercise price thereof, nor extend the term of such option.
     21.  Compliance with Rule 16b-3.
It is intended that the provisions of the Plan and any option granted thereunder to a person subject to the reporting requirements of Section 16(a) of the Act shall comply in all respects with the terms and conditions of Rule 16b-3 under the Securities
Exchange Act of 1934 (the "Act"), or any successor provisions. Any agreement granting options shall contain such provisions as are necessary or appropriate to assure such compliance. To the extent that any provision hereof is found not to be in compliance with such Rule, such provision shall be deemed to be modified so as to be in compliance with such Rule, or if such modification is not possible, shall be deemed to be null and void, as it relates to a recipient subject to Section 16(a) of the Act.
     22.  Reservation of Stock.
The Company shall at all times during the term of the Plan reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of the Plan and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.
     23.  Limitation of Rights in the Option Shares.
An optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the options except to the extent that the option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued theretofore and delivered to the optionee.
     24.  Notices.
Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business, attention: President, and, if to an optionee, to the address as appearing on the records of the Company.

X Please Mark Votes
As In This Example

Southern Energy Homes, Inc.

Mark box at right if you plan to attend the meeting in person  __

Mark box at right if an address change or comment has been
noted on the reverse side of this card                         __

1.  Election of Directors                       For all   With-    For all
                                               Nominees   held     except
Wendell L. Batchelor     Joseph J. Incandela     __        __       __
Keith W. Brown           Jonathan O. Lee
Paul J. Evanson          Johnny R. Long
Keith O. Holdbrooks

Note: If you do not wish your shares voted "FOR" (A) particular nominee(s). Mark the "For all except" box and strike a line through the name(s) of such nominee(s). Your shares will be voted for the remaining nominee(s).

                                                      For    Against   Abstain
2.  Amendment of 1993 Stock Option Plan to increase   __      __         __
from 907,814 to 1,500,000 the number of shares of common stock reserved for issuance thereunder.

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please be sure to sign and date this Proxy.

Date

STOCKHOLDER SIGN HERE        CO-OWNER SIGN HERE